                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 8, 1999

                                    333-26943
                            (Commission File Number)

                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                  04-3084238
(State or Other Jurisdiction           (I.R.S. Employer Identification No.)
     of Incorporation)

                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                  62-1427775
(State or Other Jurisdiction           (I.R.S. Employer Identification No.)
     of Incorporation)

Tyson Place, Suite 200, 2607 Kingston Pike
              Knoxville, TN                              37919-4048
 (Address of Principal Executive Offices)                (Zip Code)

                                 (423) 329-5300
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to a Sale and Transfer Agreement recorded on December 8, 1999 (the "Agreement") by and between Moll Industries, Inc. (the "Seller") and Certina Aktiengesellschaft (the "Buyer"), the Seller has agreed to sell one (1) share of Moll Industries Germany GmBH (the "Company"), which share is all of the issued and outstanding capital stock of the Company, such sale to be effective as of 31 December 1999 24:00 hours/1 January 2000 0:00 hours, for a total purchase price of DM 1.00 (one (1) German Mark).

     The preceding description of the Sale and Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the definitive agreement which is filed as Exhibit 2.1 of this report and is incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not Applicable

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information required to be filed with respect to the transaction described in Item 2 is being prepared and will be filed as an amendment to this Form 8-K as soon as practicable, and in no event later than 60 days from the date hereof.

     (c) Exhibits


EXHIBIT NO.           EXHIBIT
-----------           -------
   2.1                Sale and Transfer Agreement recorded on December 8, 1999.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MOLL INDUSTRIES, INC.

Date: December 22, 1999                By:  /s/ Phyllis Best
                                          ------------------------------------
                                             Phyllis Best
                                             Chief Financial Officer


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ANCHOR HOLDINGS, INC.

Date: December 22, 1999                By: /s/ Phyllis Best
                                          ------------------------------------
                                            Phyllis Best
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT
-----------       -------
   2.1            Sale and Transfer Agreement recorded on December 8, 1999.